UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 17, 2004, the H.B. Fuller Company (the “Company”) and James M. Conaty entered into a Separation Agreement pursuant to which Mr. Conaty resigned his employment with the Company. A copy of the Separation Agreement dated December 17, 2004 is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Separation Agreement, dated December 17, 2004, by and between James R. Conaty and H.B. Fuller Company

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 17, 2004

H.B. FULLER COMPANY

By:	/s/ Patricia L. Jones
Patricia L. Jones
Senior Vice President,
Chief Administrative Officer,
General Counsel and
Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement, dated December 17, 2004, by and between James R. Conaty and H.B. Fuller Company